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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 21, 2002


                             VISKASE COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                0-5485            95-2677354
-------------------------------               --------           ----------
(State or other jurisdiction of              (Commission          (I.R.S.
 incorporation or organization)               File No.)           Employer
                                                               Identification
                                                                    No.)


625 Willowbrook Centre Parkway, Willowbrook, Illinois               60527
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------


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Item 5. - Other Events

Pursuant to a Restructuring Agreement, dated as of July 15, 2002, by and among Viskase Companies, Inc. (the Company), High River Limited Partnership, Debt Strategies Fund, Inc. and Northeast Investor Trust, the Company commenced an exchange offer to acquire all of the issued and outstanding 10-1/4% Senior Notes due 2001 of the Company (Senior Notes) and a solicitation of acceptances of a prepackaged plan of reorganization. Attached hereto as Exhibits 99-1, 99-2 and 99-3 are the Restructuring Agreement, Offer to Exchange and Disclosure Statement, respectively, mailed to holders of Senior Notes in connection with the proposed exchange offer and prepackaged plan of reorganization.


Item 7. - Financial Statements and Exhibits

 (c)      Exhibits

EX-99-1   Restructuring Agreement dated as of July 15, 2002.

EX-99-2   Offer to Exchange, dated August 20, 2002

EX-99-3   Disclosure Statement, dated August 20, 2002

EX-99-4   Chief Executive Officer's Certification of Financial Statements

EX-99-5   Chief Financial Officer's Certification of Financial Statements


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               VISKASE COMPANIES, INC.
                                               -----------------------
                                               Registrant



                                               By:  /s/ Gordon S. Donovan
                                                    ---------------------
                                                    Gordon S. Donovan
                                                    Vice President, Chief
                                                    Financial Officer and
                                                    Treasurer


August 21, 2002

Exhibit No.     Description of Exhibits
-----------     -------------------------------------------------

EX-99-1         Restructuring Agreement dated as of July 15, 2002

EX-99-2         Offer to Exchange, dated August 20, 2002

EX-99-3         Disclosure Statement, dated August 20, 2002

EX-99-4         Chief Executive Officer's Certification of Financial Statements

EX-99-5         Chief Financial Officer's Certification of Financial Statements


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